                                                                    EXHIBIT 10.8

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                           720 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202


                                December 1, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (as amended pursuant to the letter agreement dated September 3, 1998, the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and The Northwestern Mutual Life Insurance Company. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   First Paragraph.  The second and third sentences of the first
          ---------------
paragraph of the Standby Commitment Letter are hereby amended in their entirety to read as follows:

     It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of August 18, 1998 (as amended by the First Amendment thereto dated as of September 3, 1998 and the Second Amendment thereto dated as of December 1, 1998, the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement,

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2


     with such amendments and modifications thereto as are made in a manner consistent with clause (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash and
     (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) an aggregate of 14,344,969 shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") an aggregate of 108,500,000 shares of Existing Arch Common Stock ("Rights Shares") for $2.00 per share in cash (the "Subscription Price"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire an aggregate of 44,893,166 shares of Existing Arch Common Stock, and, immediately following the Combination, Arch will issue warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"), to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

     2.   Section 1(a).  Section 1(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase Rights Shares, to the extent that the aggregate Subscription Price payable upon such exercise does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                               -------

     3.   Section 1(b).  Section 1(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3


     sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) the Rights Shares underlying such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and
                               -------

     4.   Section 1(c).  Section 1(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (c) if any Rights distributed in accordance with the Plan (other than (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto the Rights Shares underlying such unexercised Rights.
        -------

     5.   Section 3(b).  Section 3(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer
     (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4


     be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) the Rights Shares underlying a number of unexercised Rights up to the amount of
     Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Right Shares are not so
          -------
     purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such Rights Shares pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                     -------

     6.   Section 4(a).  Section 4(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (a) Notwithstanding anything to the contrary herein contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if
                                                 --------  -------
     requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

     7.   Section 4(b).  Section 4(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock or shares of Arch Class B Common Stock, if applicable, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or
     (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


     designees) certificates representing the Arch Participation Warrants contemplated by Section 7 below.

     8.   Section 4(e).  Section 4(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (e) Notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less than the product of (i) the number of shares of Existing Arch Common Stock issued by Arch in connection with the Stockholder Rights Offering and (ii) the percentage in Column D of Annex I hereto specified opposite the Standby
                                   -------
     Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

     9.   New Section 4(f).  Section 4 of the Standby Commitment Letter is
          ----------------
hereby amended to add the following Section 4(f) of the end thereof:

     (f) Notwithstanding anything to the contrary herein contained, if the Buyer effects the reverse stock split contemplated by Section 4.5 of the Buyer Disclosure Schedule (the "Reverse Stock Split") prior to or simultaneously the Closing, (i)(A) the number of Plan Shares, (B) the number of Rights Shares, and (C) the number of Arch Participation Warrants to be issued pursuant to Section 7 below, will be adjusted, in each case, to a number equal to the product of (x) the number provided therefor herein and (y) the Adjustment Fraction and (ii) the Subscription Price will be adjusted to a price equal to the product of (x) $2.00 and (y) the Inverse Adjustment Fraction. For purposes of this Section 4(f) the term "Adjustment Fraction" means a fraction, the numerator of which is the total number of shares of Buyer Common Stock issued and outstanding immediately following the effectiveness of the Reverse Stock Split and the denominator of which is the total number of shares of Buyer Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, and the term "Inverse Adjustment Fraction" means the fraction that is the inverse of the Adjustment Fraction.

     10.  Section 5(c).  Section 5(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock and all shares of Arch Class B Common Stock, if applicable, (ii) all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6


     shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Participation Warrants (the securities referred to in the foregoing clauses
     (i), (ii) and (iii) are referred to herein as the "Registrable
     Securities");

     11.  Section 5(e).  Section 5(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

     12.  Section 5(j).  Section 5(j) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, as contemplated by
     Section 1 and Section 3 above and the Arch Participation Warrants as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Participation Warrants or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

     13.  Section 6.  The proviso at the end of Section 6 of the Standby
          ---------
Commitment Letter is hereby amended in its entirety to read as follows:

     provided, however, that the Standby Purchaser may not assert the condition
     --------  -------
     contained in this clause (iii) if each of the Unaffiliated Standby Purchasers (other than Credit Suisse First Boston Corporation), acting in good faith, shall have waived the condition in clause (iii) of Section 6 of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7


     14.  Section 7.  Section 7 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

     7.  Consideration for the Commitment.  In consideration for the Commitment,
         --------------------------------
     on the Effective Date at the Closing the Standby Purchaser will receive the number of Arch Participation Warrants specified in Column E of Annex I
                                                                    -------
     hereto.

     15.  Section 9(a)(x).  Section 9(a)(x) of the Standby Commitment Letter is
          ---------------
hereby amended in its entirety to read as follows:

     (x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, to be issued and delivered as contemplated by
     Section 1 and Section 3 above and the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

     16.  Section 10.  Section 10 of the Standby Commitment Letter is hereby
          ----------
amended to add Sections 10(g), 10(h) and 10(i) at the end thereof, with such Sections 10(g), 10(h) and 10(i) to read in their entirety as follows:

     (g) The Standby Purchaser will not, and will cause each of its respective directors, officers, employees, representatives and agents not to, directly or indirectly, solicit, initiate, engage or participate in or encourage discussions or negotiations with any person or entity concerning any Acquisition Proposals (other than with Arch or the Debtors concerning the transactions contemplated hereby, including any modifications thereto).
     The Standby Purchaser will immediately cease any and all existing activities, discussions or negotiations with any person with respect to any Acquisition Proposal (other than with Arch or the Debtors concerning the transactions contemplated hereby, including any modifications thereto). Notwithstanding anything to the contrary herein contained, the Standby Purchaser may take any action in its capacity as a member of the Official Committee of Unsecured Creditors appointed in connection with the Chapter 11 proceeding (the "Committee") that the Standby Purchaser determines, in good faith, after consultation with counsel (which may be counsel to the Committee), is required by its fiduciary duties as a member of the Committee under applicable law.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8


     (h) Without intending to limit the generality or effect of Section 10(g) above, the Standby Purchaser expressly covenants that it will not enter into any agreement, arrangement or understanding (other than those set forth in this letter agreement) with any party pursuant to which the Standby Purchaser would, directly or indirectly, provide any financing in connection with any Acquisition Proposal or any plan of reorganization of the Debtors, whether filed by the Debtors or any other person; provided,
                                                                    --------
     however, that nothing herein contained will prevent the Standby Purchaser
     -------
     from accepting its pro rata portion of any distribution made to creditors of the Debtors in connection with any such Acquisition Proposal or plan of reorganization or from exercising any rights, warrants or options received by the Standby Purchaser as part of such a pro rata distribution.

     (i) The Standby Purchaser agrees that the waiver by Credit Suisse First Boston Corporation of the conditions contained in clause (ii) of Section 5(a) and clause (ii) of Section 5(k) of the Other Standby Purchase Commitment to which it is a party, pursuant to Section 10(i) of such Other Standby Purchase Commitment, shall be deemed a good faith waiver for purposes of Sections 5(a)(ii) and 5(k)(ii) above.

     17.  Section 12.  Section 12 of the Standby Commitment Letter is hereby
          ----------
amended to delete the phrase "and the Confirmation Order is entered not later than March 31, 1999".

     18.  New Section 13(c).  Article 13 of the Standby Commitment Letter is
          -----------------
hereby amended to add the following Section 13(c) of the end thereof:

     (c) Each of the parties hereto acknowledges and agrees that, notwithstanding anything to the contrary herein contained, the Standby Purchaser may not waive, or otherwise abrogate its right to assert, the conditions contained in clause (ii) of Section 5(a), clause (ii) of Section 5(k) and clause (iii) of Section 6 other than in connection with a scheduled Closing.

     19.  Conclusion.  The third sentence of the paragraph immediately following
          ----------
Section 16 of the Standby Commitment Letter is hereby amended to read in its entirety as follows:

     Once effective, this letter agreement will terminate on (i) June 30, 1999, unless the effectiveness of the Plan occurs on or before such date, or (ii) if not theretofore terminated pursuant to the foregoing clause, the date on which the Merger Agreement is terminated in accordance with the terms thereof.

     20.  Annex I.  Annex I to the Standby Commitment Letter (as heretofore
          -------
amended) is hereby further amended to read in its entirety as Annex I hereto.
                                                              -------

     21.  Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9


     22.  Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-2 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to (i) the Second Amendment dated as of December 1, 1998 to the Merger Agreement and each of the exhibits, schedules and annexes attached thereto and (ii) the Third Amended Joint Plan of Reorganization dated as of December 1, 1998 and each of the exhibits, schedules and annexes attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     23.  Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     24.  Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10


     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned, whereupon this letter will become a valid and binding obligation of each party hereto.


                              Very truly yours,

                              THE NORTHWESTERN MUTUAL LIFE
                                 INSURANCE COMPANY

                              By: /s/
                                 -------------------------------
                              Name:
                              Its:

                              Address:   720 E. Wisconsin Avenue
                                         Milwaukee, WI 53202
                                         Attention: Securities Department

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11


ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By: /s/ J. Roy Pottle
   -------------------------------
Name:  J. Roy Pottle
Its:  Executive Vice President and
         Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                 Executive Officer

With a copy to:  Hale and Dorr LLP
                 60 State Street
                 Boston, MA  02109
                 Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By: /s/ Joseph A. Bondi
   -------------------------------
Name:     Joseph A. Bondi
Its:  Chairman-Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman-Restructuring

With a copy to:  Sidley & Austin
                 875 Third Avenue, Suite 1400
                 New York, NY  10022
                 Attn:  James D. Johnson

                                                                         ANNEX I
                                                                         -------

                                                COMMITMENT AMOUNTS
                                                ------------------
                                               (dollars in millions)

                                                 Column A        Column B     Column C    Column D      Column E
                                             ----------------  ------------  ----------  -----------  -------------

                                                               Unexercised
                                             Rights Exercise     Rights        Total
                                                Commitment     Commitment    Commitment  Commitment   Participation
Name and Address of Standby Purchasers          Amount (1)      Amount (2)     Amount    Percentage     Warrants
--------------------------------------       ---------------   -----------   ----------  ----------   -------------
W.R. Huff Asset Management Co., L.L.C.,          $ 39.27          $ 35.80      $ 75.07      34.60%       1,704,006
 as agent for its affiliates and
 discretionary accounts
67 Park Place, 9th Floor
Morristown, New Jersey  07960
Stated Principal Amount of 9 3/8% Notes:
$   57,847,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   27,970,000
----------------

The Northwestern Mutual Life Insurance           $ 10.95          $  9.97      $ 20.92       9.64%         474,861
 Company/1/
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$   19,776,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$    3,350,000
----------------

The Northwestern Mutual Life Insurance           $  2.65          $  2.42      $  5.07       2.34%/1/      115,084
 Company for its Group Annuity
 Separate Account*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2% Notes
$    7,000,000
----------------

                                                COMMITMENT AMOUNTS
                                                ------------------
                                               (dollars in millions)

                                                 Column A        Column B     Column C    Column D      Column E
                                             ----------------  ------------  ----------  -----------  -------------

                                                               Unexercised
                                             Rights Exercise     Rights        Total
                                                Commitment     Commitment    Commitment  Commitment   Participation
Name and Address of Standby Purchasers          Amount (1)      Amount (2)     Amount    Percentage     Warrants
--------------------------------------       ---------------   -----------   ----------  ----------   -------------
Northwestern Mutual Series Fund, Inc. for        $   .75          $   .69      $  1.44       0.66%          32,686
 the High Yield Bond Portfolio*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2%
 Notes:
$     2,000,000
----------------

Credit Suisse First Boston Corporation           $ 29.48          $ 26.88      $ 56.36      25.97%          29,309
11 Madison Avenue, 4th Floor
New York, New York  10010
Stated Principal Amount of 9 3/8% Notes:
$   32,453,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   35,930,000
----------------

Whippoorwill Associates, Inc., as general        $ 30.42          $ 27.72      $ 58.14      26.79%       1,319,713
 partner and/or agent for the parties set
 forth on Schedule A hereto in the
 percentages noted thereon
11 Martine Avenue
White Plains, New York 10606
Stated Principal Amount of 9 3/8% Notes:
$   37,855,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   31,410,000
----------------
                                   Total:        $113.52          $103.48      $217.00     100.00%       3,675,659
                                                 -------          -------      -------                   ---------

----------------
* The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio are affiliated entities for purposes of clauses (a) and (k) of Section 5 and clause (iii) of Section 6.

(1)The "Rights Exercise Commitment Amount", for each Standby Purchaser, shall mean an amount equal to the product of (i) the Subscription Price (which is subject to adjustment as provided in Section 4(f) of the Standby Commitment Letter) and (ii) the number of Rights issuable in respect of an amount of Allowed Unsecured Claims derived from the principal amount of 9 3/8% Notes and the 10 1/2% Notes indicated under the Standby Purchaser's name on this Annex I held by such Standby Purchaser on the date hereof. The dollar amounts set forth under Column A are estimates provided for illustrative purposes only, based on the assumptions that (x) there is a total of $475 million of Allowed Unsecured Claims, (y) there is no Rights Reserve (as defined in the Plan) and (z) the aggregate amount of Subordinated Noteholder Claims (as defined in the Plan) is $441,819,762.

(2)The "Unexercised Rights Commitment Amount", for each Standby Purchaser, shall mean an amount equal to (i) the Total Commitment Amount indicated in Column C for such Standby Purchaser less (ii) the Rights Exercise Commitment Amount for such Standby Purchaser. The dollar amounts set forth under Column B are estimates provided for illustrative purposes only, based on the estimates set forth in Column A.

                                                                      SCHEDULE A
                                                                      ----------

                                                       (DOLLARS IN MILLIONS)
                                                         PERCENTAGE OF                        UNEXERCISED
                                                           TOTAL FACE        RIGHTS EXERCISE    RIGHTS         TOTAL
                                          FACE AMOUNT       AMOUNT OF          COMMITMENT     COMMITMENT    COMMITMENT    COMMITMENT
                ACCOUNT                    OF CLAIM           CLAIM              AMOUNT         AMOUNT        AMOUNT      PERCENTAGE
----------------------------------------  -----------  --------------------  ---------------  -----------  -------------  ----------
President & Fellows of Harvard College      $18.60            26.85%              $ 8.12         $ 4.91       $13.03        22.41%
The Rockefeller Foundation                    6.79             9.81%                2.95           3.85         6.80        11.69%
Vega Partners II, L.P.                        7.84            11.32%                3.40           4.25         7.65        13.15%
Vega Partners III, L.P.                      20.47            29.55%                8.95           3.97        12.92        22.22%
Vega Partners IV, L.P.                        5.52             7.97%                2.43           8.89        11.33        19.48%
Vega Offshore Fund Trust                      9.99            14.42%                4.53           1.86         6.39        10.99%
The Whippoorwill Profit Sharing Plan          0.06             0.09%                0.03              -         0.03         0.05%
                                            ------                                ------         ------       ------
TOTAL                                       $69.27           100.00%              $30.42         $27.72       $58.14       100.00%
                                            ======                                ======         ======       ======

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                     for its Group Annuity Separate Account
                           720 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202


                                December 1, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (as amended pursuant to the letter agreement dated September 3, 1998, the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   First Paragraph.  The second and third sentences of the first
          ---------------
paragraph of the Standby Commitment Letter are hereby amended in their entirety to read as follows:

     It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of August 18, 1998 (as amended by the First Amendment thereto dated as of September 3, 1998 and the Second Amendment thereto dated as of December 1, 1998, the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2


     of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash and (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) an aggregate of 14,344,969 shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") an aggregate of 108,500,000 shares of Existing Arch Common Stock ("Rights Shares") for $2.00 per share in cash (the "Subscription Price"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire an aggregate of 44,893,166 shares of Existing Arch Common Stock, and, immediately following the Combination, Arch will issue warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"), to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

     2.   Section 1(a).  Section 1(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase Rights Shares, to the extent that the aggregate Subscription Price payable upon such exercise does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                               -------

     3.   Section 1(b).  Section 1(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3


     distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) the Rights Shares underlying such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause
     (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and
                                       -------

     4.   Section 1(c).  Section 1(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (c) if any Rights distributed in accordance with the Plan (other than (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto the Rights Shares underlying such unexercised Rights.
        -------

     5.   Section 3(b).  Section 3(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer
     (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights").

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4


     Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) the Rights Shares underlying a number of unexercised Rights up to the amount of
     Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Right Shares are not so
          -------
     purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such Rights Shares pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                     -------

     6.   Section 4(a).  Section 4(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (a) Notwithstanding anything to the contrary herein contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if
                                                 --------  -------
     requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

     7.   Section 4(b).  Section 4(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock or shares of Arch Class B Common Stock, if applicable, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or
     (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


     designees) certificates representing the Arch Participation Warrants contemplated by Section 7 below.

     8.   Section 4(e).  Section 4(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (e) Notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less than the product of (i) the number of shares of Existing Arch Common Stock issued by Arch in connection with the Stockholder Rights Offering and (ii) the percentage in Column D of Annex I hereto specified opposite the Standby
                                   -------
     Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

     9.   New Section 4(f).  Section 4 of the Standby Commitment Letter is
          ----------------
hereby amended to add the following Section 4(f) of the end thereof:

     (f) Notwithstanding anything to the contrary herein contained, if the Buyer effects the reverse stock split contemplated by Section 4.5 of the Buyer Disclosure Schedule (the "Reverse Stock Split") prior to or simultaneously the Closing, (i)(A) the number of Plan Shares, (B) the number of Rights Shares, and (C) the number of Arch Participation Warrants to be issued pursuant to Section 7 below, will be adjusted, in each case, to a number equal to the product of (x) the number provided therefor herein and (y) the Adjustment Fraction and (ii) the Subscription Price will be adjusted to a price equal to the product of (x) $2.00 and (y) the Inverse Adjustment Fraction. For purposes of this Section 4(f) the term "Adjustment Fraction" means a fraction, the numerator of which is the total number of shares of Buyer Common Stock issued and outstanding immediately following the effectiveness of the Reverse Stock Split and the denominator of which is the total number of shares of Buyer Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, and the term "Inverse Adjustment Fraction" means the fraction that is the inverse of the Adjustment Fraction.

     10.  Section 5(c).  Section 5(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock and all shares of Arch Class B Common Stock, if applicable, (ii) all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6


     shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Participation Warrants (the securities referred to in the foregoing clauses
     (i), (ii) and (iii) are referred to herein as the "Registrable
     Securities");

     11.  Section 5(e).  Section 5(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

     12.  Section 5(j).  Section 5(j) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, as contemplated by
     Section 1 and Section 3 above and the Arch Participation Warrants as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Participation Warrants or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

     13.  Section 6.  The proviso at the end of Section 6 of the Standby
          ---------
Commitment Letter is hereby amended in its entirety to read as follows:

     provided, however, that the Standby Purchaser may not assert the condition
     --------  -------
     contained in this clause (iii) if each of the Unaffiliated Standby Purchasers (other than Credit Suisse First Boston Corporation), acting in good faith, shall have waived the condition in clause (iii) of Section 6 of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7


     14.  Section 7.  Section 7 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

     7.  Consideration for the Commitment.  In consideration for the Commitment,
         --------------------------------
     on the Effective Date at the Closing the Standby Purchaser will receive the number of Arch Participation Warrants specified in Column E of Annex I
                                                                    -------
     hereto.

     15.  Section 9(a)(x).  Section 9(a)(x) of the Standby Commitment Letter is
          ---------------
hereby amended in its entirety to read as follows:

     (x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, to be issued and delivered as contemplated by
     Section 1 and Section 3 above and the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

     16.  Section 10.  Section 10 of the Standby Commitment Letter is hereby
          ----------
amended to add Sections 10(g), 10(h) and 10(i) at the end thereof, with such Sections 10(g), 10(h) and 10(i) to read in their entirety as follows:

     (g) The Standby Purchaser will not, and will cause each of its respective directors, officers, employees, representatives and agents not to, directly or indirectly, solicit, initiate, engage or participate in or encourage discussions or negotiations with any person or entity concerning any Acquisition Proposals (other than with Arch or the Debtors concerning the transactions contemplated hereby, including any modifications thereto).
     The Standby Purchaser will immediately cease any and all existing activities, discussions or negotiations with any person with respect to any Acquisition Proposal (other than with Arch or the Debtors concerning the transactions contemplated hereby, including any modifications thereto). Notwithstanding anything to the contrary herein contained, the Standby Purchaser may take any action in its capacity as a member of the Official Committee of Unsecured Creditors appointed in connection with the Chapter 11 proceeding (the "Committee") that the Standby Purchaser determines, in good faith, after consultation with counsel (which may

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8


     be counsel to the Committee), is required by its fiduciary duties as a member of the Committee under applicable law.

     (h) Without intending to limit the generality or effect of Section 10(g) above, the Standby Purchaser expressly covenants that it will not enter into any agreement, arrangement or understanding (other than those set forth in this letter agreement) with any party pursuant to which the Standby Purchaser would, directly or indirectly, provide any financing in connection with any Acquisition Proposal or any plan of reorganization of the Debtors, whether filed by the Debtors or any other person; provided,
                                                                    --------
     however, that nothing herein contained will prevent the Standby Purchaser
     -------
     from accepting its pro rata portion of any distribution made to creditors of the Debtors in connection with any such Acquisition Proposal or plan of reorganization or from exercising any rights, warrants or options received by the Standby Purchaser as part of such a pro rata distribution.

     (i) The Standby Purchaser agrees that the waiver by Credit Suisse First Boston Corporation of the conditions contained in clause (ii) of Section 5(a) and clause (ii) of Section 5(k) of the Other Standby Purchase Commitment to which it is a party, pursuant to Section 10(i) of such Other Standby Purchase Commitment, shall be deemed a good faith waiver for purposes of Sections 5(a)(ii) and 5(k)(ii) above.

     17.  Section 12.  Section 12 of the Standby Commitment Letter is hereby
          ----------
amended to delete the phrase "and the Confirmation Order is entered not later than March 31, 1999".

     18.  New Section 13(c).  Article 13 of the Standby Commitment Letter is
          -----------------
hereby amended to add the following Section 13(c) of the end thereof:

     (c) Each of the parties hereto acknowledges and agrees that, notwithstanding anything to the contrary herein contained, the Standby Purchaser may not waive, or otherwise abrogate its right to assert, the conditions contained in clause (ii) of Section 5(a), clause (ii) of Section 5(k) and clause (iii) of Section 6 other than in connection with a scheduled Closing.

     19.  Conclusion.  The third sentence of the paragraph immediately following
          ----------
Section 16 of the Standby Commitment Letter is hereby amended to read in its entirety as follows:

     Once effective, this letter agreement will terminate on (i) June 30, 1999, unless the effectiveness of the Plan occurs on or before such date, or (ii) if not theretofore terminated pursuant to the foregoing clause, the date on which the Merger Agreement is terminated in accordance with the terms thereof.

     20.  Annex I.  Annex I to the Standby Commitment Letter (as heretofore
          -------
amended) is hereby further amended to read in its entirety as Annex I hereto.
                                                              -------

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9


     21.  Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     22.  Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-2 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to (i) the Second Amendment dated as of December 1, 1998 to the Merger Agreement and each of the exhibits, schedules and annexes attached thereto and (ii) the Third Amended Joint Plan of Reorganization dated as of December 1, 1998 and each of the exhibits, schedules and annexes attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     23.  Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     24.  Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10


     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned, whereupon this letter will become a valid and binding obligation of each party hereto.


                              Very truly yours,

                              THE NORTHWESTERN MUTUAL LIFE
                                 INSURANCE COMPANY
                                 FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

                              By:   Northwestern Investment
                                    Management Company

                                    By: /s/
                                       ---------------------------
                                    Name:
                                    Its:

                                    Address:  720 E. Wisconsin Avenue
                                              Milwaukee, WI 53202
                                              Attention: Securities
                                                        Department

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11


ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By: /s/ J. Roy Pottle
   ----------------------------
Name:  J. Roy Pottle
Its:  Executive Vice President and
         Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                 Executive Officer

With a copy to:  Hale and Dorr LLP
                 60 State Street
                 Boston, MA  02109
                 Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By: /s/ Joseph A. Bondi
   ----------------------------
Name:     Joseph A. Bondi
Its:  Chairman-Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman-Restructuring

With a copy to:  Sidley & Austin
                 875 Third Avenue, Suite 1400
                 New York, NY  10022
                 Attn:  James D. Johnson

                                                                         ANNEX I
                                                                         -------

                                                COMMITMENT AMOUNTS
                                                ------------------
                                               (dollars in millions)

                                                 Column A        Column B     Column C    Column D      Column E
                                             ----------------  ------------  ----------  -----------  -------------

                                                               Unexercised
                                             Rights Exercise     Rights        Total
                                                Commitment     Commitment    Commitment  Commitment   Participation
Name and Address of Standby Purchasers          Amount (1)      Amount (2)     Amount    Percentage     Warrants
--------------------------------------       ---------------   -----------   ----------  ----------   -------------
W.R. Huff Asset Management Co., L.L.C.,          $ 39.27          $ 35.80      $ 75.07      34.60%       1,704,006
 as agent for its affiliates and
 discretionary accounts
67 Park Place, 9th Floor
Morristown, New Jersey  07960
Stated Principal Amount of 9 3/8% Notes:
$   57,847,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   27,970,000
----------------

The Northwestern Mutual Life Insurance           $ 10.95          $  9.97      $ 20.92       9.64%         474,861
 Company/1/
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$   19,776,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$    3,350,000
----------------

The Northwestern Mutual Life Insurance           $  2.65          $  2.42      $  5.07       2.34%/1/      115,084
 Company for its Group Annuity
 Separate Account*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2% Notes
$    7,000,000
----------------

                                                COMMITMENT AMOUNTS
                                                ------------------
                                               (dollars in millions)

                                                 Column A        Column B     Column C    Column D      Column E
                                             ----------------  ------------  ----------  -----------  -------------

                                                               Unexercised
                                             Rights Exercise     Rights        Total
                                                Commitment     Commitment    Commitment  Commitment   Participation
Name and Address of Standby Purchasers          Amount (1)      Amount (2)     Amount    Percentage     Warrants
--------------------------------------       ---------------   -----------   ----------  ----------   -------------
Northwestern Mutual Series Fund, Inc. for        $   .75          $   .69      $  1.44       0.66%          32,686
 the High Yield Bond Portfolio*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2%
 Notes:
$     2,000,000
----------------

Credit Suisse First Boston Corporation           $ 29.48          $ 26.88      $ 56.36      25.97%          29,309
11 Madison Avenue, 4th Floor
New York, New York  10010
Stated Principal Amount of 9 3/8% Notes:
$   32,453,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   35,930,000
----------------

Whippoorwill Associates, Inc., as general        $ 30.42          $ 27.72      $ 58.14      26.79%       1,319,713
 partner and/or agent for the parties set
 forth on Schedule A hereto in the
 percentages noted thereon
11 Martine Avenue
White Plains, New York 10606
Stated Principal Amount of 9 3/8% Notes:
$   37,855,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   31,410,000
----------------
                                   Total:        $113.52          $103.48      $217.00     100.00%       3,675,659
                                                 -------          -------      -------                   ---------

----------------
* The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio are affiliated entities for purposes of clauses (a) and (k) of Section 5 and clause (iii) of Section 6.

(1)The "Rights Exercise Commitment Amount", for each Standby Purchaser, shall mean an amount equal to the product of (i) the Subscription Price (which is subject to adjustment as provided in Section 4(f) of the Standby Commitment Letter) and (ii) the number of Rights issuable in respect of an amount of Allowed Unsecured Claims derived from the principal amount of 9 3/8% Notes and the 10 1/2% Notes indicated under the Standby Purchaser's name on this Annex I held by such Standby Purchaser on the date hereof. The dollar amounts set forth under Column A are estimates provided for illustrative purposes only, based on the assumptions that (x) there is a total of $475 million of Allowed Unsecured Claims, (y) there is no Rights Reserve (as defined in the Plan) and (z) the aggregate amount of Subordinated Noteholder Claims (as defined in the Plan) is $441,819,762.

(2)The "Unexercised Rights Commitment Amount", for each Standby Purchaser, shall mean an amount equal to (i) the Total Commitment Amount indicated in Column C for such Standby Purchaser less (ii) the Rights Exercise Commitment Amount for such Standby Purchaser. The dollar amounts set forth under Column B are estimates provided for illustrative purposes only, based on the estimates set forth in Column A.

                                                                      SCHEDULE A
                                                                      ----------

                                                       (DOLLARS IN MILLIONS)
                                                         PERCENTAGE OF                        UNEXERCISED
                                                           TOTAL FACE        RIGHTS EXERCISE    RIGHTS         TOTAL
                                          FACE AMOUNT       AMOUNT OF          COMMITMENT     COMMITMENT    COMMITMENT    COMMITMENT
                ACCOUNT                    OF CLAIM           CLAIM              AMOUNT         AMOUNT        AMOUNT      PERCENTAGE
----------------------------------------  -----------  --------------------  ---------------  -----------  -------------  ----------
President & Fellows of Harvard College      $18.60            26.85%              $ 8.12         $ 4.91       $13.03        22.41%
The Rockefeller Foundation                    6.79             9.81%                2.95           3.85         6.80        11.69%
Vega Partners II, L.P.                        7.84            11.32%                3.40           4.25         7.65        13.15%
Vega Partners III, L.P.                      20.47            29.55%                8.95           3.97        12.92        22.22%
Vega Partners IV, L.P.                        5.52             7.97%                2.43           8.89        11.33        19.48%
Vega Offshore Fund Trust                      9.99            14.42%                4.53           1.86         6.39        10.99%
The Whippoorwill Profit Sharing Plan          0.06             0.09%                0.03              -         0.03         0.05%
                                            ------                                ------         ------       ------
TOTAL                                       $69.27           100.00%              $30.42         $27.72       $58.14       100.00%
                                            ======                                ======         ======       ======

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                       for the High Yield Bond Portfolio
                           720 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202


                                December 1, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (as amended pursuant to the letter agreement dated September 3, 1998, the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   First Paragraph.  The second and third sentences of the first
          ---------------
paragraph of the Standby Commitment Letter are hereby amended in their entirety to read as follows:

     It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of August 18, 1998 (as amended by the First Amendment thereto dated as of September 3, 1998 and the Second Amendment thereto dated as of December 1, 1998, the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2


     of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash and (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) an aggregate of 14,344,969 shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") an aggregate of 108,500,000 shares of Existing Arch Common Stock ("Rights Shares") for $2.00 per share in cash (the "Subscription Price"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire an aggregate of 44,893,166 shares of Existing Arch Common Stock, and, immediately following the Combination, Arch will issue warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"), to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

     2.   Section 1(a).  Section 1(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase Rights Shares, to the extent that the aggregate Subscription Price payable upon such exercise does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                               -------

     3.   Section 1(b).  Section 1(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3


     distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) the Rights Shares underlying such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause
     (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and
                                       -------

     4.   Section 1(c).  Section 1(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (c) if any Rights distributed in accordance with the Plan (other than (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto the Rights Shares underlying such unexercised Rights.
        -------

     5.   Section 3(b).  Section 3(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer
     (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights").

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4


     Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) the Rights Shares underlying a number of unexercised Rights up to the amount of
     Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Right Shares are not so
          -------
     purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such Rights Shares pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                     -------

     6.   Section 4(a).  Section 4(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (a) Notwithstanding anything to the contrary herein contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if
                                                 --------  -------
     requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

     7.   Section 4(b).  Section 4(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock or shares of Arch Class B Common Stock, if applicable, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or
     (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


     designees) certificates representing the Arch Participation Warrants contemplated by Section 7 below.

     8.   Section 4(e).  Section 4(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (e) Notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less than the product of (i) the number of shares of Existing Arch Common Stock issued by Arch in connection with the Stockholder Rights Offering and (ii) the percentage in Column D of Annex I hereto specified opposite the Standby
                                   -------
     Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

     9.   New Section 4(f).  Section 4 of the Standby Commitment Letter is
          ----------------
hereby amended to add the following Section 4(f) of the end thereof:

     (f) Notwithstanding anything to the contrary herein contained, if the Buyer effects the reverse stock split contemplated by Section 4.5 of the Buyer Disclosure Schedule (the "Reverse Stock Split") prior to or simultaneously the Closing, (i)(A) the number of Plan Shares, (B) the number of Rights Shares, and (C) the number of Arch Participation Warrants to be issued pursuant to Section 7 below, will be adjusted, in each case, to a number equal to the product of (x) the number provided therefor herein and (y) the Adjustment Fraction and (ii) the Subscription Price will be adjusted to a price equal to the product of (x) $2.00 and (y) the Inverse Adjustment Fraction. For purposes of this Section 4(f) the term "Adjustment Fraction" means a fraction, the numerator of which is the total number of shares of Buyer Common Stock issued and outstanding immediately following the effectiveness of the Reverse Stock Split and the denominator of which is the total number of shares of Buyer Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, and the term "Inverse Adjustment Fraction" means the fraction that is the inverse of the Adjustment Fraction.

     10.  Section 5(c).  Section 5(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock and all shares of Arch Class B Common Stock, if applicable, (ii) all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6


     shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Participation Warrants (the securities referred to in the foregoing clauses
     (i), (ii) and (iii) are referred to herein as the "Registrable
     Securities");

     11.  Section 5(e).  Section 5(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

     12.  Section 5(j).  Section 5(j) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, as contemplated by
     Section 1 and Section 3 above and the Arch Participation Warrants as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Participation Warrants or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

     13.  Section 6.  The proviso at the end of Section 6 of the Standby
          ---------
Commitment Letter is hereby amended in its entirety to read as follows:

     provided, however, that the Standby Purchaser may not assert the condition
     --------  -------
     contained in this clause (iii) if each of the Unaffiliated Standby Purchasers (other than Credit Suisse First Boston Corporation), acting in good faith, shall have waived the condition in clause (iii) of Section 6 of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7


     14.  Section 7.  Section 7 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

     7.  Consideration for the Commitment.  In consideration for the Commitment,
         --------------------------------
     on the Effective Date at the Closing the Standby Purchaser will receive the number of Arch Participation Warrants specified in Column E of Annex I
                                                                    -------
     hereto.

     15.  Section 9(a)(x).  Section 9(a)(x) of the Standby Commitment Letter is
          ---------------
hereby amended in its entirety to read as follows:

     (x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, to be issued and delivered as contemplated by
     Section 1 and Section 3 above and the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

     16.  Section 10.  Section 10 of the Standby Commitment Letter is hereby
          ----------
amended to add Sections 10(g), 10(h) and 10(i) at the end thereof, with such Sections 10(g), 10(h) and 10(i) to read in their entirety as follows:

     (g) The Standby Purchaser will not, and will cause each of its respective directors, officers, employees, representatives and agents not to, directly or indirectly, solicit, initiate, engage or participate in or encourage discussions or negotiations with any person or entity concerning any Acquisition Proposals (other than with Arch or the Debtors concerning the transactions contemplated hereby, including any modifications thereto).
     The Standby Purchaser will immediately cease any and all existing activities, discussions or negotiations with any person with respect to any Acquisition Proposal (other than with Arch or the Debtors concerning the transactions contemplated hereby, including any modifications thereto). Notwithstanding anything to the contrary herein contained, the Standby Purchaser may take any action in its capacity as a member of the Official Committee of Unsecured Creditors appointed in connection with the Chapter 11 proceeding (the "Committee") that the Standby Purchaser determines, in good faith, after consultation with counsel (which may

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8


     be counsel to the Committee), is required by its fiduciary duties as a member of the Committee under applicable law.

     (h) Without intending to limit the generality or effect of Section 10(g) above, the Standby Purchaser expressly covenants that it will not enter into any agreement, arrangement or understanding (other than those set forth in this letter agreement) with any party pursuant to which the Standby Purchaser would, directly or indirectly, provide any financing in connection with any Acquisition Proposal or any plan of reorganization of the Debtors, whether filed by the Debtors or any other person; provided,
                                                                    --------
     however, that nothing herein contained will prevent the Standby Purchaser
     -------
     from accepting its pro rata portion of any distribution made to creditors of the Debtors in connection with any such Acquisition Proposal or plan of reorganization or from exercising any rights, warrants or options received by the Standby Purchaser as part of such a pro rata distribution.

     (i) The Standby Purchaser agrees that the waiver by Credit Suisse First Boston Corporation of the conditions contained in clause (ii) of Section 5(a) and clause (ii) of Section 5(k) of the Other Standby Purchase Commitment to which it is a party, pursuant to Section 10(i) of such Other Standby Purchase Commitment, shall be deemed a good faith waiver for purposes of Sections 5(a)(ii) and 5(k)(ii) above.

     17.  Section 12.  Section 12 of the Standby Commitment Letter is hereby
          ----------
amended to delete the phrase "and the Confirmation Order is entered not later than March 31, 1999".

     18.  New Section 13(c).  Article 13 of the Standby Commitment Letter is
          -----------------
hereby amended to add the following Section 13(c) of the end thereof:

     (c) Each of the parties hereto acknowledges and agrees that, notwithstanding anything to the contrary herein contained, the Standby Purchaser may not waive, or otherwise abrogate its right to assert, the conditions contained in clause (ii) of Section 5(a), clause (ii) of Section 5(k) and clause (iii) of Section 6 other than in connection with a scheduled Closing.

     19.  Conclusion.  The third sentence of the paragraph immediately following
          ----------
Section 16 of the Standby Commitment Letter is hereby amended to read in its entirety as follows:

     Once effective, this letter agreement will terminate on (i) June 30, 1999, unless the effectiveness of the Plan occurs on or before such date, or (ii) if not theretofore terminated pursuant to the foregoing clause, the date on which the Merger Agreement is terminated in accordance with the terms thereof.

     20.  Annex I.  Annex I to the Standby Commitment Letter (as heretofore
          -------
amended) is hereby further amended to read in its entirety as Annex I hereto.
                                                              -------

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9


     21.  Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     22.  Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-2 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to (i) the Second Amendment dated as of December 1, 1998 to the Merger Agreement and each of the exhibits, schedules and annexes attached thereto and (ii) the Third Amended Joint Plan of Reorganization dated as of December 1, 1998 and each of the exhibits, schedules and annexes attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     23.  Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     24.  Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10


     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned, whereupon this letter will become a valid and binding obligation of each party hereto.

                              Very truly yours,

                              NORTHWESTERN MUTUAL SERIES FUND, INC.
                                 FOR THE HIGH YIELD BOND PORTFOLIO

                              By: /s/
                                 ---------------------------------
                              Name:
                              Its:

                              Address:   c/o The Northwestern Mutual Life
                                            Insurance Company
                                         720 E. Wisconsin Avenue
                                         Milwaukee, WI 53202
                                         Attention: Securities Department

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11


ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By: /s/ J. Roy Pottle
   -------------------------------
Name:  J. Roy Pottle
Its:  Executive Vice President and
         Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                 Executive Officer

With a copy to:  Hale and Dorr LLP
                 60 State Street
                 Boston, MA  02109
                 Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By: /s/ Joseph A. Bondi
   -------------------------------
Name:     Joseph A. Bondi
Its:  Chairman-Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman-Restructuring

With a copy to:  Sidley & Austin
                 875 Third Avenue, Suite 1400
                 New York, NY  10022
                 Attn:  James D. Johnson

                                                                         ANNEX I
                                                                         -------

                                                COMMITMENT AMOUNTS
                                                ------------------
                                               (dollars in millions)

                                                 Column A        Column B     Column C    Column D      Column E
                                             ----------------  ------------  ----------  -----------  -------------

                                                               Unexercised
                                             Rights Exercise     Rights        Total
                                                Commitment     Commitment    Commitment  Commitment   Participation
Name and Address of Standby Purchasers          Amount (1)      Amount (2)     Amount    Percentage     Warrants
--------------------------------------       ---------------   -----------   ----------  ----------   -------------
W.R. Huff Asset Management Co., L.L.C.,          $ 39.27          $ 35.80      $ 75.07      34.60%       1,704,006
 as agent for its affiliates and
 discretionary accounts
67 Park Place, 9th Floor
Morristown, New Jersey  07960
Stated Principal Amount of 9 3/8% Notes:
$   57,847,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   27,970,000
----------------

The Northwestern Mutual Life Insurance           $ 10.95          $  9.97      $ 20.92       9.64%         474,861
 Company/1/
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$   19,776,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$    3,350,000
----------------

The Northwestern Mutual Life Insurance           $  2.65          $  2.42      $  5.07       2.34%/1/      115,084
 Company for its Group Annuity
 Separate Account*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2% Notes
$    7,000,000
----------------

                                                COMMITMENT AMOUNTS
                                                ------------------
                                               (dollars in millions)

                                                 Column A        Column B     Column C    Column D      Column E
                                             ----------------  ------------  ----------  -----------  -------------

                                                               Unexercised
                                             Rights Exercise     Rights        Total
                                                Commitment     Commitment    Commitment  Commitment   Participation
Name and Address of Standby Purchasers          Amount (1)      Amount (2)     Amount    Percentage     Warrants
--------------------------------------       ---------------   -----------   ----------  ----------   -------------
Northwestern Mutual Series Fund, Inc. for        $   .75          $   .69      $  1.44       0.66%          32,686
 the High Yield Bond Portfolio*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2%
 Notes:
$     2,000,000
----------------

Credit Suisse First Boston Corporation           $ 29.48          $ 26.88      $ 56.36      25.97%          29,309
11 Madison Avenue, 4th Floor
New York, New York  10010
Stated Principal Amount of 9 3/8% Notes:
$   32,453,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   35,930,000
----------------

Whippoorwill Associates, Inc., as general        $ 30.42          $ 27.72      $ 58.14      26.79%       1,319,713
 partner and/or agent for the parties set
 forth on Schedule A hereto in the
 percentages noted thereon
11 Martine Avenue
White Plains, New York 10606
Stated Principal Amount of 9 3/8% Notes:
$   37,855,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   31,410,000
----------------
                                   Total:        $113.52          $103.48      $217.00     100.00%       3,675,659
                                                 -------          -------      -------                   ---------

----------------
* The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio are affiliated entities for purposes of clauses (a) and (k) of Section 5 and clause (iii) of Section 6.

(1)The "Rights Exercise Commitment Amount", for each Standby Purchaser, shall mean an amount equal to the product of (i) the Subscription Price (which is subject to adjustment as provided in Section 4(f) of the Standby Commitment Letter) and (ii) the number of Rights issuable in respect of an amount of Allowed Unsecured Claims derived from the principal amount of 9 3/8% Notes and the 10 1/2% Notes indicated under the Standby Purchaser's name on this Annex I held by such Standby Purchaser on the date hereof. The dollar amounts set forth under Column A are estimates provided for illustrative purposes only, based on the assumptions that (x) there is a total of $475 million of Allowed Unsecured Claims, (y) there is no Rights Reserve (as defined in the Plan) and (z) the aggregate amount of Subordinated Noteholder Claims (as defined in the Plan) is $441,819,762.

(2)The "Unexercised Rights Commitment Amount", for each Standby Purchaser, shall mean an amount equal to (i) the Total Commitment Amount indicated in Column C for such Standby Purchaser less (ii) the Rights Exercise Commitment Amount for such Standby Purchaser. The dollar amounts set forth under Column B are estimates provided for illustrative purposes only, based on the estimates set forth in Column A.

                                                                      SCHEDULE A
                                                                      ----------

                                                       (DOLLARS IN MILLIONS)
                                                         PERCENTAGE OF                        UNEXERCISED
                                                           TOTAL FACE        RIGHTS EXERCISE    RIGHTS         TOTAL
                                          FACE AMOUNT       AMOUNT OF          COMMITMENT     COMMITMENT    COMMITMENT    COMMITMENT
                ACCOUNT                    OF CLAIM           CLAIM              AMOUNT         AMOUNT        AMOUNT      PERCENTAGE
----------------------------------------  -----------  --------------------  ---------------  -----------  -------------  ----------
President & Fellows of Harvard College      $18.60            26.85%              $ 8.12         $ 4.91       $13.03        22.41%
The Rockefeller Foundation                    6.79             9.81%                2.95           3.85         6.80        11.69%
Vega Partners II, L.P.                        7.84            11.32%                3.40           4.25         7.65        13.15%
Vega Partners III, L.P.                      20.47            29.55%                8.95           3.97        12.92        22.22%
Vega Partners IV, L.P.                        5.52             7.97%                2.43           8.89        11.33        19.48%
Vega Offshore Fund Trust                      9.99            14.42%                4.53           1.86         6.39        10.99%
The Whippoorwill Profit Sharing Plan          0.06             0.09%                0.03              -         0.03         0.05%
                                            ------                                ------         ------       ------
TOTAL                                       $69.27           100.00%              $30.42         $27.72       $58.14       100.00%
                                            ======                                ======         ======       ======

                     W.R. HUFF ASSET MANAGEMENT CO., L.L.C.
                           67 Park Place, Ninth Floor
                         Morristown, New Jersey  07960

                                December 1, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (as amended pursuant to the letter agreement dated September 3, 1998, the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and W.R. Huff Asset Management Co., L.L.C. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   First Paragraph.  The second and third sentences of the first
          ---------------
paragraph of the Standby Commitment Letter are hereby amended in their entirety to read as follows:

     It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of August 18, 1998 (as amended by the First Amendment thereto dated as of September 3, 1998 and the Second Amendment thereto dated as of December 1, 1998, the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2


     consistent with clause (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash and (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) an aggregate of 14,344,969 shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") an aggregate of 108,500,000 shares of Existing Arch Common Stock ("Rights Shares") for $2.00 per share in cash (the "Subscription Price"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire an aggregate of 44,893,166 shares of Existing Arch Common Stock, and, immediately following the Combination, Arch will issue warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"), to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

     2.   Section 1(a).  Section 1(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase Rights Shares, to the extent that the aggregate Subscription Price payable upon such exercise does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                               -------

     3.   Section 1(b).  Section 1(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3


     of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) the Rights Shares underlying such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and
                  -------

     4.   Section 1(c).  Section 1(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (c) if any Rights distributed in accordance with the Plan (other than (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto the Rights Shares underlying such unexercised Rights.
        -------

     5.   Section 3(b).  Section 3(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer
     (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4


     Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) the Rights Shares underlying a number of unexercised Rights up to the amount of
     Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Right Shares are not so
          -------
     purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such Rights Shares pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                     -------

     6.   Section 4(a).  Section 4(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (a) Notwithstanding anything to the contrary herein contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if
                                                 --------  -------
     requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

     7.   Section 4(b).  Section 4(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock or shares of Arch Class B Common Stock, if applicable, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or
     (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Participation Warrants contemplated by Section 7 below.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


     8.   Section 4(e).  Section 4(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (e) Notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less than the product of (i) the number of shares of Existing Arch Common Stock issued by Arch in connection with the Stockholder Rights Offering and (ii) the percentage in Column D of Annex I hereto specified opposite the Standby
                                   -------
     Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

     9.   New Section 4(f).  Section 4 of the Standby Commitment Letter is
          ----------------
hereby amended to add the following Section 4(f) of the end thereof:

     (f) Notwithstanding anything to the contrary herein contained, if the Buyer effects the reverse stock split contemplated by Section 4.5 of the Buyer Disclosure Schedule (the "Reverse Stock Split") prior to or simultaneously the Closing, (i)(A) the number of Plan Shares, (B) the number of Rights Shares, and (C) the number of Arch Participation Warrants to be issued pursuant to Section 7 below, will be adjusted, in each case, to a number equal to the product of (x) the number provided therefor herein and (y) the Adjustment Fraction and (ii) the Subscription Price will be adjusted to a price equal to the product of (x) $2.00 and (y) the Inverse Adjustment Fraction. For purposes of this Section 4(f) the term "Adjustment Fraction" means a fraction, the numerator of which is the total number of shares of Buyer Common Stock issued and outstanding immediately following the effectiveness of the Reverse Stock Split and the denominator of which is the total number of shares of Buyer Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, and the term "Inverse Adjustment Fraction" means the fraction that is the inverse of the Adjustment Fraction.

     10.  Section 5(c).  Section 5(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock and all shares of Arch Class B Common Stock, if applicable, (ii) all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6


     Participation Warrants (the securities referred to in the foregoing clauses
     (i), (ii) and (iii) are referred to herein as the "Registrable
     Securities");

     11.  Section 5(e).  Section 5(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

     12.  Section 5(j).  Section 5(j) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, as contemplated by
     Section 1 and Section 3 above and the Arch Participation Warrants as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Participation Warrants or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

     13.  Section 6.  The proviso at the end of Section 6 of the Standby
          ---------
Commitment Letter is hereby amended in its entirety to read as follows:

     provided, however, that the Standby Purchaser may not assert the condition
     --------  -------
     contained in this clause (iii) if each of the Unaffiliated Standby Purchasers (other than Credit Suisse First Boston Corporation), acting in good faith, shall have waived the condition in clause (iii) of Section 6 of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7


     14.  Section 7.  Section 7 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

     7.  Consideration for the Commitment.  In consideration for the Commitment,
         --------------------------------
     on the Effective Date at the Closing the Standby Purchaser will receive the number of Arch Participation Warrants specified in Column E of Annex I
                                                                    -------
     hereto.

     15.  Section 9(a)(x).  Section 9(a)(x) of the Standby Commitment Letter is
          ---------------
hereby amended in its entirety to read as follows:

     (x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, to be issued and delivered as contemplated by
     Section 1 and Section 3 above and the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

     16.  Section 10.  Section 10 of the Standby Commitment Letter is hereby
          ----------
amended to add Sections 10(g), 10(h) and 10(i) at the end thereof, with such Sections 10(g), 10(h) and 10(i) to read in their entirety as follows:

     (g) The Standby Purchaser will not, and will cause each of its respective directors, officers, employees, representatives and agents not to, directly or indirectly, solicit, initiate, engage or participate in or encourage discussions or negotiations with any person or entity concerning any Acquisition Proposals (other than with Arch or the Debtors concerning the transactions contemplated hereby, including any modifications thereto).
     The Standby Purchaser will immediately cease any and all existing activities, discussions or negotiations with any person with respect to any Acquisition Proposal (other than with Arch or the Debtors concerning the transactions contemplated hereby, including any modifications thereto). Notwithstanding anything to the contrary herein contained, the Standby Purchaser may take any action in its capacity as a member of the Official Committee of Unsecured Creditors appointed in connection with the Chapter 11 proceeding (the "Committee") that the Standby Purchaser determines, in good faith, after consultation with counsel (which may be counsel to the Committee), is required by its fiduciary duties as a member of the Committee under applicable law.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8


     (h) Without intending to limit the generality or effect of Section 10(g) above, the Standby Purchaser expressly covenants that it will not enter into any agreement, arrangement or understanding (other than those set forth in this letter agreement) with any party pursuant to which the Standby Purchaser would, directly or indirectly, provide any financing in connection with any Acquisition Proposal or any plan of reorganization of the Debtors, whether filed by the Debtors or any other person; provided,
                                                                    --------
     however, that nothing herein contained will prevent the Standby Purchaser
     -------
     from accepting its pro rata portion of any distribution made to creditors of the Debtors in connection with any such Acquisition Proposal or plan of reorganization or from exercising any rights, warrants or options received by the Standby Purchaser as part of such a pro rata distribution.

     (i) The Standby Purchaser agrees that the waiver by Credit Suisse First Boston Corporation of the conditions contained in clause (ii) of Section 5(a) and clause (ii) of Section 5(k) of the Other Standby Purchase Commitment to which it is a party, pursuant to Section 10(i) of such Other Standby Purchase Commitment, shall be deemed a good faith waiver for purposes of Sections 5(a)(ii) and 5(k)(ii) above.

     17.  Section 12.  Section 12 of the Standby Commitment Letter is hereby
          ----------
amended to delete the phrase "and the Confirmation Order is entered not later than March 31, 1999".

     18.  New Section 13(c).  Article 13 of the Standby Commitment Letter is
          -----------------
hereby amended to add the following Section 13(c) of the end thereof:

     (c) Each of the parties hereto acknowledges and agrees that, notwithstanding anything to the contrary herein contained, the Standby Purchaser may not waive, or otherwise abrogate its right to assert, the conditions contained in clause (ii) of Section 5(a), clause (ii) of Section 5(k) and clause (iii) of Section 6 other than in connection with a scheduled Closing.

     19.  Conclusion.  The third sentence of the paragraph immediately following
          ----------
Section 17 of the Standby Commitment Letter is hereby amended to read in its entirety as follows:

     Once effective, this letter agreement will terminate on (i) June 30, 1999, unless the effectiveness of the Plan occurs on or before such date, or (ii) if not theretofore terminated pursuant to the foregoing clause, the date on which the Merger Agreement is terminated in accordance with the terms thereof.

     20.  Annex I.  Annex I to the Standby Commitment Letter (as heretofore
          -------
amended) is hereby further amended to read in its entirety as Annex I hereto.
                                                              -------

     21.  Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9


     22.  Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-2 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to (i) the Second Amendment dated as of December 1, 1998 to the Merger Agreement and each of the exhibits, schedules and annexes attached thereto and (ii) the Third Amended Joint Plan of Reorganization dated as of December 1, 1998 and each of the exhibits, schedules and annexes attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     23.  Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     24.  Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10


     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned, whereupon this letter will become a valid and binding obligation of each party hereto.

                              Very truly yours,

                              W. R. HUFF ASSET MANAGEMENT CO., L.L.C.


                              By: /s/ Bryan E. Bloom, Esq.
                                 ------------------------------
                              Name: Bryan E. Bloom, Esq.
                              Its:       Attorney-in-Fact

                              Address:   67 Park Place, 9th Floor
                                         Morristown, NJ 07960
                                         Attention: Cathy Markey, Esq.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11


ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By: /s/ J. Roy Pottle
   -------------------------------
Name:  J. Roy Pottle
Its:  Executive Vice President and
         Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                 Executive Officer

With a copy to:  Hale and Dorr LLP
                 60 State Street
                 Boston, MA  02109
                 Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By: /s/ Joseph A. Bondi
   -------------------------------
Name:     Joseph A. Bondi
Its:  Chairman-Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman-Restructuring

With a copy to:  Sidley & Austin
                 875 Third Avenue, Suite 1400
                 New York, NY  10022
                 Attn:  James D. Johnson

                                                                         ANNEX I
                                                                         -------

                                                COMMITMENT AMOUNTS
                                                ------------------
                                               (dollars in millions)

                                                 Column A        Column B     Column C    Column D      Column E
                                             ----------------  ------------  ----------  -----------  -------------

                                                               Unexercised
                                             Rights Exercise     Rights        Total
                                                Commitment     Commitment    Commitment  Commitment   Participation
Name and Address of Standby Purchasers          Amount (1)      Amount (2)     Amount    Percentage     Warrants
--------------------------------------       ---------------   -----------   ----------  ----------   -------------
W.R. Huff Asset Management Co., L.L.C.,          $ 39.27          $ 35.80      $ 75.07      34.60%       1,704,006
 as agent for its affiliates and
 discretionary accounts
67 Park Place, 9th Floor
Morristown, New Jersey  07960
Stated Principal Amount of 9 3/8% Notes:
$   57,847,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   27,970,000
----------------

The Northwestern Mutual Life Insurance           $ 10.95          $  9.97      $ 20.92       9.64%         474,861
 Company/1/
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$   19,776,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$    3,350,000
----------------

The Northwestern Mutual Life Insurance           $  2.65          $  2.42      $  5.07       2.34%/1/      115,084
 Company for its Group Annuity
 Separate Account*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2% Notes
$    7,000,000
----------------

                                                COMMITMENT AMOUNTS
                                                ------------------
                                               (dollars in millions)

                                                 Column A        Column B     Column C    Column D      Column E
                                             ----------------  ------------  ----------  -----------  -------------

                                                               Unexercised
                                             Rights Exercise     Rights        Total
                                                Commitment     Commitment    Commitment  Commitment   Participation
Name and Address of Standby Purchasers          Amount (1)      Amount (2)     Amount    Percentage     Warrants
--------------------------------------       ---------------   -----------   ----------  ----------   -------------
Northwestern Mutual Series Fund, Inc. for        $   .75          $   .69      $  1.44       0.66%          32,686
 the High Yield Bond Portfolio*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2%
 Notes:
$     2,000,000
----------------

Credit Suisse First Boston Corporation           $ 29.48          $ 26.88      $ 56.36      25.97%          29,309
11 Madison Avenue, 4th Floor
New York, New York  10010
Stated Principal Amount of 9 3/8% Notes:
$   32,453,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   35,930,000
----------------

Whippoorwill Associates, Inc., as general        $ 30.42          $ 27.72      $ 58.14      26.79%       1,319,713
 partner and/or agent for the parties set
 forth on Schedule A hereto in the
 percentages noted thereon
11 Martine Avenue
White Plains, New York 10606
Stated Principal Amount of 9 3/8% Notes:
$   37,855,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   31,410,000
----------------
                                   Total:        $113.52          $103.48      $217.00     100.00%       3,675,659
                                                 -------          -------      -------                   ---------

----------------
* The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio are affiliated entities for purposes of clauses (a) and (k) of Section 5 and clause (iii) of Section 6.

(1)The "Rights Exercise Commitment Amount", for each Standby Purchaser, shall mean an amount equal to the product of (i) the Subscription Price (which is subject to adjustment as provided in Section 4(f) of the Standby Commitment Letter) and (ii) the number of Rights issuable in respect of an amount of Allowed Unsecured Claims derived from the principal amount of 9 3/8% Notes and the 10 1/2% Notes indicated under the Standby Purchaser's name on this Annex I held by such Standby Purchaser on the date hereof. The dollar amounts set forth under Column A are estimates provided for illustrative purposes only, based on the assumptions that (x) there is a total of $475 million of Allowed Unsecured Claims, (y) there is no Rights Reserve (as defined in the Plan) and (z) the aggregate amount of Subordinated Noteholder Claims (as defined in the Plan) is $441,819,762.

(2)The "Unexercised Rights Commitment Amount", for each Standby Purchaser, shall mean an amount equal to (i) the Total Commitment Amount indicated in Column C for such Standby Purchaser less (ii) the Rights Exercise Commitment Amount for such Standby Purchaser. The dollar amounts set forth under Column B are estimates provided for illustrative purposes only, based on the estimates set forth in Column A.

                                                                      SCHEDULE A
                                                                      ----------

                                                       (DOLLARS IN MILLIONS)
                                                         PERCENTAGE OF                        UNEXERCISED
                                                           TOTAL FACE        RIGHTS EXERCISE    RIGHTS         TOTAL
                                          FACE AMOUNT       AMOUNT OF          COMMITMENT     COMMITMENT    COMMITMENT    COMMITMENT
                ACCOUNT                    OF CLAIM           CLAIM              AMOUNT         AMOUNT        AMOUNT      PERCENTAGE
----------------------------------------  -----------  --------------------  ---------------  -----------  -------------  ----------
President & Fellows of Harvard College      $18.60            26.85%              $ 8.12         $ 4.91       $13.03        22.41%
The Rockefeller Foundation                    6.79             9.81%                2.95           3.85         6.80        11.69%
Vega Partners II, L.P.                        7.84            11.32%                3.40           4.25         7.65        13.15%
Vega Partners III, L.P.                      20.47            29.55%                8.95           3.97        12.92        22.22%
Vega Partners IV, L.P.                        5.52             7.97%                2.43           8.89        11.33        19.48%
Vega Offshore Fund Trust                      9.99            14.42%                4.53           1.86         6.39        10.99%
The Whippoorwill Profit Sharing Plan          0.06             0.09%                0.03              -         0.03         0.05%
                                            ------                                ------         ------       ------
TOTAL                                       $69.27           100.00%              $30.42         $27.72       $58.14       100.00%
                                            ======                                ======         ======       ======

                         WHIPPOORWILL ASSOCIATES, INC.
                               11 Martine Avenue
                         White Plains, New York  10606


                                December 1, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (as amended pursuant to the letter agreement dated September 3, 1998, the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and Whippoorwill Associates, Inc. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   First Paragraph.  The second and third sentences of the first
          ---------------
paragraph of the Standby Commitment Letter are hereby amended in their entirety to read as follows:

     It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of August 18, 1998 (as amended by the First Amendment thereto dated as of September 3, 1998 and the Second Amendment thereto dated as of December 1, 1998, the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement,

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2


     with such amendments and modifications thereto as are made in a manner consistent with clause (e) of Section 5 hereto (such plan of reorganization being referred to herein as the "Plan"), (i) cash and (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) an aggregate of 14,344,969 shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") an aggregate of 108,500,000 shares of Existing Arch Common Stock ("Rights Shares") for $2.00 per share in cash (the "Subscription Price"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire an aggregate of 44,893,166 shares of Existing Arch Common Stock, and, immediately following the Combination, Arch will issue warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"), to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

     2.   Section 1(a).  Section 1(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase Rights Shares, to the extent that the aggregate Subscription Price payable upon such exercise does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                               -------

     3.   Section 1(b).  Section 1(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3


     sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) the Rights Shares underlying such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and
                               -------

     4.   Section 1(c).  Section 1(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (c) if any Rights distributed in accordance with the Plan (other than (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto the Rights Shares underlying such unexercised Rights.
        -------

     5.   Section 3(b).  Section 3(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer
     (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4


     be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) the Rights Shares underlying a number of unexercised Rights up to the amount of
     Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Right Shares are not so
          -------
     purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such Rights Shares pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                     -------

     6.   Section 4(a).  Section 4(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (a) Notwithstanding anything to the contrary herein contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if
                                                 --------  -------
     requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

     7.   Section 4(b).  Section 4(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock or shares of Arch Class B Common Stock, if applicable, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or
     (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


     designees) certificates representing the Arch Participation Warrants contemplated by Section 7 below.

     8.   Section 4(e).  Section 4(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (e) Notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less than the product of (i) the number of shares of Existing Arch Common Stock issued by Arch in connection with the Stockholder Rights Offering and (ii) the percentage in Column D of Annex I hereto specified opposite the Standby
                                   -------
     Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion.

     9.   New Section 4(f).  Section 4 of the Standby Commitment Letter is
          ----------------
hereby amended to add the following Section 4(f) of the end thereof:

     (f) Notwithstanding anything to the contrary herein contained, if the Buyer effects the reverse stock split contemplated by Section 4.5 of the Buyer Disclosure Schedule (the "Reverse Stock Split") prior to or simultaneously the Closing, (i)(A) the number of Plan Shares, (B) the number of Rights Shares, and (C) the number of Arch Participation Warrants to be issued pursuant to Section 7 below, will be adjusted, in each case, to a number equal to the product of (x) the number provided therefor herein and (y) the Adjustment Fraction and (ii) the Subscription Price will be adjusted to a price equal to the product of (x) $2.00 and (y) the Inverse Adjustment Fraction. For purposes of this Section 4(f) the term "Adjustment Fraction" means a fraction, the numerator of which is the total number of shares of Buyer Common Stock issued and outstanding immediately following the effectiveness of the Reverse Stock Split and the denominator of which is the total number of shares of Buyer Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, and the term "Inverse Adjustment Fraction" means the fraction that is the inverse of the Adjustment Fraction.

     10.  Section 5(c).  Section 5(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock and all shares of Arch Class B Common Stock, if applicable, (ii) all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6


     shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Participation Warrants (the securities referred to in the foregoing clauses
     (i), (ii) and (iii) are referred to herein as the "Registrable
     Securities");

     11.  Section 5(e).  Section 5(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

     12.  Section 5(j).  Section 5(j) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, as contemplated by
     Section 1 and Section 3 above and the Arch Participation Warrants as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Participation Warrants or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

     13.  Section 6.  The proviso at the end of Section 6 of the Standby
          ---------
Commitment Letter is hereby amended in its entirety to read as follows:

     provided, however, that the Standby Purchaser may not assert the condition
     --------  -------
     contained in this clause (iii) if each of the Unaffiliated Standby Purchasers (other than Credit Suisse First Boston Corporation), acting in good faith, shall have waived the condition in clause (iii) of Section 6 of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7


     14.  Section 7.  Section 7 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

     7.  Consideration for the Commitment.  In consideration for the Commitment,
         --------------------------------
     on the Effective Date at the Closing the Standby Purchaser will receive the number of Arch Participation Warrants specified in Column E of Annex I
                                                                    -------
     hereto.

     15.  Section 9(a)(x).  Section 9(a)(x) of the Standby Commitment Letter is
          ---------------
hereby amended in its entirety to read as follows:

     (x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, to be issued and delivered as contemplated by
     Section 1 and Section 3 above and the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

     16.  Section 9(c).  Section 9(c) of the Standby Commitment Letter is hereby
          ------------
amended to add the following sentence at the end thereof:

     The Whippoorwill Accounts may from time to time agree to reallocate the aggregate Unexercised Rights Commitment Amount set forth in Schedule A among themselves as may be necessary for the Whippoorwill Accounts to achieve compliance with regulatory requirements (including without limitation requirements imposed by or related to FCC regulations) and diversification requirements applicable to them, and the consent of Arch and MobileMedia shall not be required in connection therewith; provided,
                                                                    --------
     however, that no reallocation that materially reduces the Unexercised
     -------
     Rights Commitment Amount of any of the three largest Whippoorwill Accounts shall be made without the prior written consent of Arch and MobileMedia, which consent shall not be unreasonably withheld, and, provided, however,
                                                            --------  -------
     that no such reallocation shall be made if it has the effect of requiring additional approvals from the FCC.

     17.  Section 10.  Section 10 of the Standby Commitment Letter is hereby
          ----------
amended to add Sections 10(g), 10(h) and 10(i) at the end thereof, with such Sections 10(g), 10(h) and 10(i) to read in their entirety as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8


     (g) The Standby Purchaser will not, and will cause each of its respective directors, officers, employees, representatives and agents not to, directly or indirectly, solicit, initiate, engage or participate in or encourage discussions or negotiations with any person or entity concerning any Acquisition Proposals (other than with Arch or the Debtors concerning the transactions contemplated hereby, including any modifications thereto).
     The Standby Purchaser will immediately cease any and all existing activities, discussions or negotiations with any person with respect to any Acquisition Proposal (other than with Arch or the Debtors concerning the transactions contemplated hereby, including any modifications thereto).

     (h) Without intending to limit the generality or effect of Section 10(g) above, the Standby Purchaser expressly covenants that it will not enter into any agreement, arrangement or understanding (other than those set forth in this letter agreement) with any party pursuant to which the Standby Purchaser would, directly or indirectly, provide any financing in connection with any Acquisition Proposal or any plan of reorganization of the Debtors, whether filed by the Debtors or any other person; provided,
                                                                    --------
     however, that nothing herein contained will prevent the Standby Purchaser
     -------
     from accepting its pro rata portion of any distribution made to creditors of the Debtors in connection with any such Acquisition Proposal or plan of reorganization or from exercising any rights, warrants or options received by the Standby Purchaser as part of such a pro rata distribution.

     (i) The Standby Purchaser agrees that the waiver by Credit Suisse First Boston Corporation of the conditions contained in clause (ii) of Section 5(a) and clause (ii) of Section 5(k) of the Other Standby Purchase Commitment to which it is a party, pursuant to Section 10(i) of such Other Standby Purchase Commitment, shall be deemed a good faith waiver for purposes of Sections 5(a)(ii) and 5(k)(ii) above.

     18.  Section 12.  Section 12 of the Standby Commitment Letter is hereby
          ----------
amended to delete the phrase "and the Confirmation Order is entered not later than March 31, 1999".

     19.  New Section 13(c).  Article 13 of the Standby Commitment Letter is
          -----------------
hereby amended to add the following Section 13(c) of the end thereof:

     (c) Each of the parties hereto acknowledges and agrees that, notwithstanding anything to the contrary herein contained, the Standby Purchaser may not waive, or otherwise abrogate its right to assert, the conditions contained in clause (ii) of Section 5(a), clause (ii) of Section 5(k) and clause (iii) of Section 6 other than in connection with a scheduled Closing.

     20.  Conclusion.  The third sentence of the paragraph immediately following
          ----------
Section 17 of the Standby Commitment Letter is hereby amended to read in its entirety as follows:

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9


     Once effective, this letter agreement will terminate on (i) June 30, 1999, unless the effectiveness of the Plan occurs on or before such date, or (ii) if not theretofore terminated pursuant to the foregoing clause, the date on which the Merger Agreement is terminated in accordance with the terms thereof.

     21.  Annex I.  Annex I to the Standby Commitment Letter (as heretofore
          -------
amended) is hereby further amended to read in its entirety as Annex I hereto.
                                                              -------

     22.  Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     23.  Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-2 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to (i) the Second Amendment dated as of December 1, 1998 to the Merger Agreement and each of the exhibits, schedules and annexes attached thereto and (ii) the Third Amended Joint Plan of Reorganization dated as of December 1, 1998 and each of the exhibits, schedules and annexes attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     24.  Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     25.  Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10


     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned, whereupon this letter will become a valid and binding obligation of each party hereto.

                              Very truly yours,

                              WHIPPOORWILL ASSOCIATES, INC.,
                                 AS GENERAL PARTNER OF AND/OR AGENT FOR,
                                 EACH WHIPPOORWILL ACCOUNT

                              By: /s/
                                 ---------------------------------
                              Name:
                              Its:

                              Address:   11 Martine Avenue
                                         White Plains, NY  10606
                                         Attention: David Strumwasser

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11


ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By: /s/ J. Roy Pottle
   -------------------------------
Name:  J. Roy Pottle
Its:  Executive Vice President and
         Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                 Executive Officer

With a copy to:  Hale and Dorr LLP
                 60 State Street
                 Boston, MA  02109
                 Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By: /s/ Joseph A. Bondi
   -------------------------------
Name:     Joseph A. Bondi
Its:  Chairman-Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman-Restructuring

With a copy to:  Sidley & Austin
                 875 Third Avenue, Suite 1400
                 New York, NY  10022
                 Attn:  James D. Johnson

                                                                         ANNEX I
                                                                         -------

                                                COMMITMENT AMOUNTS
                                                ------------------
                                               (dollars in millions)

                                                 Column A        Column B     Column C    Column D      Column E
                                             ----------------  ------------  ----------  -----------  -------------

                                                               Unexercised
                                             Rights Exercise     Rights        Total
                                                Commitment     Commitment    Commitment  Commitment   Participation
Name and Address of Standby Purchasers          Amount (1)      Amount (2)     Amount    Percentage     Warrants
--------------------------------------       ---------------   -----------   ----------  ----------   -------------
W.R. Huff Asset Management Co., L.L.C.,          $ 39.27          $ 35.80      $ 75.07      34.60%       1,704,006
 as agent for its affiliates and
 discretionary accounts
67 Park Place, 9th Floor
Morristown, New Jersey  07960
Stated Principal Amount of 9 3/8% Notes:
$   57,847,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   27,970,000
----------------

The Northwestern Mutual Life Insurance           $ 10.95          $  9.97      $ 20.92       9.64%         474,861
 Company/1/
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$   19,776,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$    3,350,000
----------------

The Northwestern Mutual Life Insurance           $  2.65          $  2.42      $  5.07       2.34%/1/      115,084
 Company for its Group Annuity
 Separate Account*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2% Notes
$    7,000,000
----------------

                                                COMMITMENT AMOUNTS
                                                ------------------
                                               (dollars in millions)

                                                 Column A        Column B     Column C    Column D      Column E
                                             ----------------  ------------  ----------  -----------  -------------

                                                               Unexercised
                                             Rights Exercise     Rights        Total
                                                Commitment     Commitment    Commitment  Commitment   Participation
Name and Address of Standby Purchasers          Amount (1)      Amount (2)     Amount    Percentage     Warrants
--------------------------------------       ---------------   -----------   ----------  ----------   -------------
Northwestern Mutual Series Fund, Inc. for        $   .75          $   .69      $  1.44       0.66%          32,686
 the High Yield Bond Portfolio*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2%
 Notes:
$     2,000,000
----------------

Credit Suisse First Boston Corporation           $ 29.48          $ 26.88      $ 56.36      25.97%          29,309
11 Madison Avenue, 4th Floor
New York, New York  10010
Stated Principal Amount of 9 3/8% Notes:
$   32,453,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   35,930,000
----------------

Whippoorwill Associates, Inc., as general        $ 30.42          $ 27.72      $ 58.14      26.79%       1,319,713
 partner and/or agent for the parties set
 forth on Schedule A hereto in the
 percentages noted thereon
11 Martine Avenue
White Plains, New York 10606
Stated Principal Amount of 9 3/8% Notes:
$   37,855,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   31,410,000
----------------
                                   Total:        $113.52          $103.48      $217.00     100.00%       3,675,659
                                                 -------          -------      -------                   ---------

----------------
* The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio are affiliated entities for purposes of clauses (a) and (k) of Section 5 and clause (iii) of Section 6.

(1)The "Rights Exercise Commitment Amount", for each Standby Purchaser, shall mean an amount equal to the product of (i) the Subscription Price (which is subject to adjustment as provided in Section 4(f) of the Standby Commitment Letter) and (ii) the number of Rights issuable in respect of an amount of Allowed Unsecured Claims derived from the principal amount of 9 3/8% Notes and the 10 1/2% Notes indicated under the Standby Purchaser's name on this Annex I held by such Standby Purchaser on the date hereof. The dollar amounts set forth under Column A are estimates provided for illustrative purposes only, based on the assumptions that (x) there is a total of $475 million of Allowed Unsecured Claims, (y) there is no Rights Reserve (as defined in the Plan) and (z) the aggregate amount of Subordinated Noteholder Claims (as defined in the Plan) is $441,819,762.

(2)The "Unexercised Rights Commitment Amount", for each Standby Purchaser, shall mean an amount equal to (i) the Total Commitment Amount indicated in Column C for such Standby Purchaser less (ii) the Rights Exercise Commitment Amount for such Standby Purchaser. The dollar amounts set forth under Column B are estimates provided for illustrative purposes only, based on the estimates set forth in Column A.

                                                                      SCHEDULE A
                                                                      ----------

                                                       (DOLLARS IN MILLIONS)
                                                         PERCENTAGE OF                        UNEXERCISED
                                                           TOTAL FACE        RIGHTS EXERCISE    RIGHTS         TOTAL
                                          FACE AMOUNT       AMOUNT OF          COMMITMENT     COMMITMENT    COMMITMENT    COMMITMENT
                ACCOUNT                    OF CLAIM           CLAIM              AMOUNT         AMOUNT        AMOUNT      PERCENTAGE
----------------------------------------  -----------  --------------------  ---------------  -----------  -------------  ----------
President & Fellows of Harvard College      $18.60            26.85%              $ 8.12         $ 4.91       $13.03        22.41%
The Rockefeller Foundation                    6.79             9.81%                2.95           3.85         6.80        11.69%
Vega Partners II, L.P.                        7.84            11.32%                3.40           4.25         7.65        13.15%
Vega Partners III, L.P.                      20.47            29.55%                8.95           3.97        12.92        22.22%
Vega Partners IV, L.P.                        5.52             7.97%                2.43           8.89        11.33        19.48%
Vega Offshore Fund Trust                      9.99            14.42%                4.53           1.86         6.39        10.99%
The Whippoorwill Profit Sharing Plan          0.06             0.09%                0.03              -         0.03         0.05%
                                            ------                                ------         ------       ------
TOTAL                                       $69.27           100.00%              $30.42         $27.72       $58.14       100.00%
                                            ======                                ======         ======       ======

                     CREDIT SUISSE FIRST BOSTON CORPORATION
                        11 Madison Avenue, Fourth Floor
                           New York, New York  10010

                                December 1, 1998

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (as amended pursuant to the letter agreement dated September 3, 1998, the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and Credit Suisse First Boston Corporation. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:
     1.   First Paragraph.  The second and third sentences of the first
          ---------------
paragraph of the Standby Commitment Letter are hereby amended in their entirety to read as follows:

     It is our understanding that in connection with the Reorganization, among other things: (a) pursuant to the Agreement and Plan of Merger, dated as of August 18, 1998 (as amended by the First Amendment thereto dated as of September 3, 1998 and the Second Amendment thereto dated as of December 1, 1998, the "Merger Agreement"), among Arch, a wholly owned subsidiary of Arch ("Merger Sub"), Parent and MobileMedia, MobileMedia will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Arch; (b) pursuant to the Merger Agreement, Arch will make available for distribution pursuant to a plan of reorganization of the Debtors in the form attached as Exhibit A to the Merger Agreement, with such amendments and modifications thereto as are made in a manner consistent with clause (e) of Section 5 hereto (such plan of reorganization

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2


     being referred to herein as the "Plan"), (i) cash and (ii) shares of its Common Stock, par value $.01 per share ("Existing Arch Common Stock"); (c) holders of unsecured non-priority claims against the Debtors ("Unsecured Claims"), to the extent such Unsecured Claims are Allowed (as defined in the Plan), will receive pursuant to the Plan (i) an aggregate of 14,344,969 shares of Existing Arch Common Stock and (ii) rights to purchase ("Rights") an aggregate of 108,500,000 shares of Existing Arch Common Stock ("Rights Shares") for $2.00 per share in cash (the "Subscription Price"); (d) holders of claims arising under or relating to the Credit Agreement, dated December 4, 1995, as amended, among MobileMedia and the other parties thereto ("Secured Claims"), to the extent such Secured Claims are Allowed, will receive pursuant to the Plan cash in an amount equal to 100% of such claims; (e) all of the outstanding equity interests in MobileMedia and Parent will be canceled without consideration and Parent will be dissolved; and (f) the commitments under the DIP Loan Agreement will terminate and all amounts owed under or in respect of the DIP Loan Agreement will be paid in full in cash. Arch will conduct the Stockholder Rights Offering, in which it will issue to holders of Buyer Stock Stockholder Rights to acquire an aggregate of 44,893,166 shares of Existing Arch Common Stock, and, immediately following the Combination, Arch will issue warrants entitling the holders thereof to purchase shares of Existing Arch Common Stock ("Arch Participation Warrants"), with such Arch Participation Warrants to be issued pursuant to, and to have the terms set forth in, a warrant agreement in the form attached as Exhibit B-1 to the Merger Agreement (the "Arch Participation Warrant Agreement"), to the stockholders of Arch to the extent any Stockholder Rights issued to such Stockholder Rights Holder were not exercised.

     2.   Section 1(a).  Section 1(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (a) to exercise any Rights distributed to it in respect of its Allowed Unsecured Claims in accordance with the Plan and not thereafter sold or transferred as permitted by Section 3 below to purchase Rights Shares, to the extent that the aggregate Subscription Price payable upon such exercise does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto;
                               -------

     3.   Section 1(b).  Section 1(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) if (i) the Standby Purchaser sells or otherwise transfers any or all of the (A) the Rights distributed to it in accordance with the Plan or (B) Unsecured Claims held by it as of the date hereof in respect of which Rights are to be distributed, in each case as permitted by Section 3 below, and (ii) the Rights sold or transferred by the Standby Purchaser or the Rights distributed in respect of Unsecured Claims held by it as of the date hereof that are hereafter sold or

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3


     transferred by the Standby Purchaser are not exercised prior to the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based upon the Subscription Price payable upon exercise of such Rights) the Rights Shares underlying such unexercised Rights, to the extent that the aggregate purchase price therefor, together with the aggregate Subscription Price payable upon exercise of Rights exercised as contemplated by clause (a) above, does not exceed the Rights Exercise Commitment Amount of the Standby Purchaser as set forth in Annex I hereto; and
                  -------

     4.   Section 1(c).  Section 1(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (c) if any Rights distributed in accordance with the Plan (other than (i) Rights distributed to the Standby Purchaser or the other holders of Unsecured Claims listed on Annex I hereto (the "Other Standby Purchasers")
                                -------
     and retained by them (which Rights are referred to in Section 1(a) above and Section 1(a) of each of the Other Standby Purchase Commitments (as defined in Section 13(a) below)) or (ii) subject to Section 3(b) below, Rights distributed in respect of Unsecured Claims held by the Standby Purchaser or the Other Standby Purchasers as of the date hereof that are hereafter sold or transferred by them (which Rights are referred to in Sections 1(b) and 3 hereof and Sections 1(b) and 3 of each of the Other Standby Purchase Commitments)) remain unexercised upon the expiration thereof (at which time such Rights will be void and will no longer be exercisable), to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) pro rata in accordance with and up to the Unexercised Rights Commitment Amount of the Standby Purchaser as set forth in Annex I hereto the Rights Shares underlying such unexercised Rights.
        -------

     5.   Section 3(b).  Section 3(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) Notwithstanding the provisions of clause (Y) of the proviso in Section 3(a) above, the Standby Purchaser may elect to sell or otherwise transfer
     (i) any or all of the Rights distributed to it in accordance with the Plan or (ii) Unsecured Claims in respect of which Rights are to be so distributed, in either case without entering into a Tracking Agreement with its transferee or transferees (any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred, together with any Rights so transferred and any Rights distributed in respect of Allowed Claims so transferred by the Other Standby Purchasers pursuant to Section 3(b) of the Other Standby Purchase Commitments, being referred to herein collectively as "Untracked Rights"). Any Rights that remain unexercised upon expiration thereof will be deemed to be "Section 3(b) Rights" up to, but not exceeding, the amount of Untracked Rights. The Section 3(b) Rights shall be exercised as follows prior to the

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4


     application of Section 1(c) above and Section 1(c) of the Other Standby Purchase Commitments: (A) the Standby Purchaser and the Other Standby Purchasers will first be given the opportunity to purchase for cash (based on the Subscription Price payable upon exercise of such Rights) the Rights Shares underlying a number of unexercised Rights up to the amount of
     Section 3(b) Rights in accordance with the percentages set forth in Column D of Annex I hereto and (B) to the extent such Right Shares are not so
          -------
     purchased, the Standby Purchaser and any Other Standby Purchasers that are responsible for the existence of the Section 3(b) Rights will be required to purchase such Rights Shares pro rata based on the number of Section 3(b) Rights resulting from their respective transfers. Nothing in this Section 3(b) will in any way reduce the commitment of the Standby Purchaser specified in Section 1(c) above or the Unexercised Rights Commitment Amount as set forth in Annex I hereto.
                     -------

     6.   Section 4(a).  Section 4(a) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (a) Notwithstanding anything to the contrary herein contained or the terms of the Rights or the Plan, subject to the conditions set forth herein, on the Effective Date the Standby Purchaser, in satisfaction of the Commitment, will deliver at the Closing (i) the aggregate Subscription Price payable upon exercise of any Rights exercised by it and (ii) the purchase price payable in consideration of any shares of Existing Arch Common Stock or, if applicable, Arch Class B Common Stock to be otherwise purchased by it pursuant to the Commitment; provided, however, that, if
                                                 --------  -------
     requested by the Standby Purchaser in writing at least two business days prior to the Effective Date, any cash to be distributed to the Standby Purchaser in respect of Allowed Secured Claims pursuant to the Plan will, prior to the distribution thereof pursuant to the Plan and in accordance with the instructions included in such written request, be first applied, on behalf of the Standby Purchaser, to the payment of such amounts payable on the Effective Date as provided in this Section 4(a).

     7.   Section 4(b).  Section 4(b) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (b) Upon payment of the amounts payable as provided in Section 4(a), on the Effective Date at the Closing Arch will deliver to the Standby Purchaser (or its designees) certificates representing the shares of Existing Arch Common Stock or shares of Arch Class B Common Stock, if applicable, (i) issuable upon exercise of any Rights exercised by the Standby Purchaser or
     (ii) otherwise purchased by the Standby Purchaser pursuant to the Commitment. At the Closing, Arch will also deliver to the Standby Purchaser (or its designees) certificates representing the Arch Participation Warrants contemplated by Section 7 below.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


     8.   Section 4(e).  Section 4(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (e) Notwithstanding anything to the contrary herein contained, the Standby Purchaser may elect to reduce the number of Rights Shares required to be purchased by the Standby Purchaser in satisfaction of its Commitment by a number (the "Elected Reduction Number") of Rights Shares equal to or less than the product of (i) the number of shares of Existing Arch Common Stock issued by Arch in connection with the Stockholder Rights Offering and (ii) the percentage in Column D of Annex I hereto specified opposite the Standby
                                   -------
     Purchaser's name (such product being referred to herein as the "Maximum Reduction Number"). Subject to the immediately preceding sentence, the Standby Purchaser shall determine the Elected Reduction Number in its sole discretion; provided, however, that the Standby Purchaser is required to
                 --------  -------
     exercise its right under this Section 4(e) to reduce the number of Rights Shares to be purchased by it in satisfaction of its Commitment under
     Section 1(c) above by the lesser of (i) 5,000,000 Rights Shares (or, if the Reverse Stock Split (as defined in Section 4(f) below) occurs prior to or simultaneously with the Closing, a number of Rights Shares equal to the product of (x) 5,000,000 and (y) the Adjustment Fraction (as defined in Section 4(f) below)) and (ii) a number of Rights Shares equal to the Maximum Reduction Number.

     9.   New Section 4(f).  Section 4 of the Standby Commitment Letter is
          ----------------
hereby amended to add the following Section 4(f) of the end thereof:

     (f) Notwithstanding anything to the contrary herein contained, if the Buyer effects the reverse stock split contemplated by Section 4.5 of the Buyer Disclosure Schedule (the "Reverse Stock Split") prior to or simultaneously the Closing, (i)(A) the number of Plan Shares, (B) the number of Rights Shares, and (C) the number of Arch Participation Warrants to be issued pursuant to Section 7 below, will be adjusted, in each case, to a number equal to the product of (x) the number provided therefor herein and (y) the Adjustment Fraction and (ii) the Subscription Price will be adjusted to a price equal to the product of (x) $2.00 and (y) the Inverse Adjustment Fraction. For purposes of this Section 4(f) the term "Adjustment Fraction" means a fraction, the numerator of which is the total number of shares of Buyer Common Stock issued and outstanding immediately following the effectiveness of the Reverse Stock Split and the denominator of which is the total number of shares of Buyer Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, and the term "Inverse Adjustment Fraction" means the fraction that is the inverse of the Adjustment Fraction.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6


     10.  Section 5(c).  Section 5(c) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (c) there shall be effective under the Securities Act, a registration statement (the "Shelf Registration Statement") covering the resale by the Standby Purchaser of (i) all shares of Existing Arch Common Stock and all shares of Arch Class B Common Stock, if applicable, (ii) all Arch Participation Warrants received by the Standby Purchaser pursuant to this letter agreement, and (iii) all shares of Existing Arch Common Stock issuable upon conversion of any such shares of the Arch Class B Common Stock or exercise of any such Arch Participation Warrants (the securities referred to in the foregoing clauses (i), (ii) and (iii) are referred to herein as the "Registrable Securities");

     11.  Section 5(e).  Section 5(e) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (e) any and all amendments or modifications to the Merger Agreement or any exhibit or schedule thereto (including without limitation the Plan, the Arch Charter Amendment, the Arch Participation Warrant Agreement and the Registration Rights Agreement) on or after the date hereof and any consents or waivers delivered on or after the date hereof by Arch or MobileMedia to the other under the Merger Agreement (other than (i) subject to Section 15(a) below, consents under Section 4.5 of the Merger Agreement, (ii) waivers of Unilateral Conditions or (iii) any amendment to the Merger Agreement solely to reduce the amount of the Buyer Breakup Fee) shall have been in form and substance reasonably satisfactory to the Standby Purchaser;

     12.  Section 5(j).  Section 5(j) of the Standby Commitment Letter is hereby
          ------------
amended in its entirety to read as follows:

     (j) (i) the shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement shall be so issued and distributed pursuant to an exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, and (ii)(A) the issuance of the Rights, (B) the issuance of the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, upon exercise of the Rights, (C) the issuance to the Standby Purchaser of the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, as contemplated by
     Section 1 and Section 3 above and the Arch Participation Warrants as contemplated by Section 7 below, and (D) the issuance of Existing Arch Common Stock upon exercise of the Arch Participation Warrants or conversion of Arch Class B Common Stock, if applicable, shall be covered by the Registration Statement, the Registration Statement shall have been declared effective and no stop order with respect thereto shall be in effect;

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 7


     13.  Section 6.  Section 6 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

     6.  [Intentionally omitted]

     14.  Section 7.  Section 7 of the Standby Commitment Letter is hereby
          ---------
amended in its entirety to read as follows:

     7.  Consideration for the Commitment.  In consideration for the Commitment,
         --------------------------------
     on the Effective Date at the Closing the Standby Purchaser will receive the number of Arch Participation Warrants specified in Column E of Annex I
                                                                    -------
     hereto.

     15.  Section 9(a)(x).  Section 9(a)(x) of the Standby Commitment Letter is
          ---------------
hereby amended in its entirety to read as follows:

     (x) The shares of Existing Arch Common Stock to be issued and distributed as contemplated by Section 1.3(e) and Section 1.6 of the Merger Agreement and the shares of Existing Arch Common Stock and the shares of Arch Class B Common Stock, if applicable, to be issued and delivered as contemplated by
     Section 1 and Section 3 above and the Arch Participation Warrants to be issued as contemplated by Section 7 above, in each case, when so issued and distributed or delivered, as the case may be, and the shares of Existing Arch Common Stock issued upon conversation of such shares of Arch Class B Common Stock, if applicable, when so converted in accordance with the Arch Charter Amendment, and the shares of Existing Arch Common Stock issued upon exercise of Arch Participation Warrants, when issued, paid for and delivered as provided in the Arch Participation Warrant Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights; and

     16.  Section 10.  Section 10 of the Standby Commitment Letter is hereby
          ----------
amended to add Sections 10(g), 10(h), 10(i) and 10(j) at the end thereof, with such Sections 10(g), 10(h), 10(i) and 10(j) to read in their entirety as follows:

     (g) The Standby Purchaser will not, and will cause each of its respective directors, officers, employees, representatives and agents not to, directly or indirectly, solicit, initiate, engage or participate in or encourage discussions or negotiations with any person or entity concerning any Acquisition Proposals (other than with Arch or the Debtors concerning the transactions contemplated hereby, including any modifications thereto).
     The Standby Purchaser will immediately cease any and all existing activities, discussions or negotiations with any person with respect to any Acquisition Proposal (other than with Arch or the Debtors concerning the transactions contemplated hereby, including any modifications thereto).

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 8


     (h) Without intending to limit the generality or effect of Section 10(g) above, the Standby Purchaser expressly covenants that it will not enter into any agreement, arrangement or understanding (other than those set forth in this letter agreement) with any party pursuant to which the Standby Purchaser would, directly or indirectly, provide any financing in connection with any Acquisition Proposal or any plan of reorganization of the Debtors, whether filed by the Debtors or any other person; provided,
                                                                    --------
     however, that nothing herein contained will prevent the Standby Purchaser
     -------
     from accepting its pro rata portion of any distribution made to creditors of the Debtors in connection with any such Acquisition Proposal or plan of reorganization or from exercising any rights, warrants or options received by the Standby Purchaser as part of such a pro rata distribution.

     (i) Notwithstanding anything to the contrary herein contained, the Standby Purchaser will be deemed to have waived (i) the condition contained in clause (ii) of Section 5(a) above except in the event that any of the Unaffiliated Standby Purchasers, other than in connection with a scheduled Closing, has waived or otherwise abrogated its right to assert the condition contained in clause (ii) of Section 5(a) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party and (ii) the condition contained in clause (ii) of Section 5(k) above except in the event that any of the Unaffiliated Standby Purchasers, other than in connection with a scheduled Closing, has waived or otherwise abrogated its right to assert the condition contained in clause (ii) of
     Section 5(k) of the Other Standby Purchase Commitment to which such Unaffiliated Standby Purchaser is a party.

     (j) As promptly as practicable following the approval of the Disclosure Statement by the Bankruptcy Court, the Standby Purchaser will (a) deposit or cause to be deposited with a financial institution reasonably acceptable to Arch and the Standby Purchaser (the "Escrow Agent") $2,000,000 in cash, to be held by the Escrow Agent for disbursement in accordance with an escrow agreement to be negotiated in good faith by Arch and the Standby Purchaser, (b) obtain a $2,000,000 letter of credit issued by a financial institution reasonably acceptable to Arch (which may be an affiliate of the Standby Purchaser) having terms reasonably satisfactory to the Standby Purchaser and Arch, or (c) negotiate in good faith such alternative arrangements as shall be mutually agreeable between the Standby Purchaser and Arch; provided, however, that the Standby Purchaser and Arch may
               --------  -------
     mutually agree that there is no need for such deposit, letter of credit or alternative arrangement, in which case this Section 10(j) will have no further force or effect.

     17.  Section 12.  Section 12 of the Standby Commitment Letter is hereby
          ----------
amended to delete the phrase "and the Confirmation Order is entered not later than March 31, 1999".

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 9


     18.  Conclusion.  The third sentence of the paragraph immediately following
          ----------
Section 16 of the Standby Commitment Letter is hereby amended to read in its entirety as follows:

     Once effective, this letter agreement will terminate on (i) June 30, 1999, unless the effectiveness of the Plan occurs on or before such date, or (ii) if not theretofore terminated pursuant to the foregoing clause, the date on which the Merger Agreement is terminated in accordance with the terms thereof.

     19.  Annex I.  Annex I to the Standby Commitment Letter (as heretofore
          -------
amended) is hereby further amended to read in its entirety as Annex I hereto.
                                                              -------

     20.  Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     21.  Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-2 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to (i) the Second Amendment dated as of December 1, 1998 to the Merger Agreement and each of the exhibits, schedules and annexes attached thereto and (ii) the Third Amended Joint Plan of Reorganization dated as of December 1, 1998 and each of the exhibits, schedules and annexes attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     22.  Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     23.  Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 10


     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned, whereupon this letter will become a valid and binding obligation of each party hereto.

                              Very truly yours,

                              CREDIT SUISSE FIRST BOSTON CORPORATION

                              By: /s/
                                 -------------------------------
                              Name:
                              Its:

                              Address:   11 Madison Avenue
                                         New York, NY  10010
                                         Attention: David J. Matlin
                                                    Alex Lagetko

                              With a copy to:

                              Cadwalader, Wickersham & Taft
                              100 Maiden Lane
                              New York, NY  10038
                              Attn:  Michael J. Sage

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 11


ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By: /s/ J. Roy Pottle
   -------------------------------
Name:  J. Roy Pottle
Its:  Executive Vice President and
         Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                 Executive Officer

With a copy to:  Hale and Dorr LLP
                 60 State Street
                 Boston, MA  02109
                 Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By: /s/ Joseph A. Bondi
   -------------------------------
Name:     Joseph A. Bondi
Its:  Chairman-Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman-Restructuring

With a copy to:  Sidley & Austin
                 875 Third Avenue, Suite 1400
                 New York, NY  10022
                 Attn:  James D. Johnson

                                                                         ANNEX I
                                                                         -------

                                                COMMITMENT AMOUNTS
                                                ------------------
                                               (dollars in millions)

                                                 Column A        Column B     Column C    Column D      Column E
                                             ----------------  ------------  ----------  -----------  -------------

                                                               Unexercised
                                             Rights Exercise     Rights        Total
                                                Commitment     Commitment    Commitment  Commitment   Participation
Name and Address of Standby Purchasers          Amount (1)      Amount (2)     Amount    Percentage     Warrants
--------------------------------------       ---------------   -----------   ----------  ----------   -------------
W.R. Huff Asset Management Co., L.L.C.,          $ 39.27          $ 35.80      $ 75.07      34.60%       1,704,006
 as agent for its affiliates and
 discretionary accounts
67 Park Place, 9th Floor
Morristown, New Jersey  07960
Stated Principal Amount of 9 3/8% Notes:
$   57,847,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   27,970,000
----------------

The Northwestern Mutual Life Insurance           $ 10.95          $  9.97      $ 20.92       9.64%         474,861
 Company/1/
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$   19,776,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$    3,350,000
----------------

The Northwestern Mutual Life Insurance           $  2.65          $  2.42      $  5.07       2.34%/1/      115,084
 Company for its Group Annuity
 Separate Account*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2% Notes
$    7,000,000
----------------

                                                COMMITMENT AMOUNTS
                                                ------------------
                                               (dollars in millions)

                                                 Column A        Column B     Column C    Column D      Column E
                                             ----------------  ------------  ----------  -----------  -------------

                                                               Unexercised
                                             Rights Exercise     Rights        Total
                                                Commitment     Commitment    Commitment  Commitment   Participation
Name and Address of Standby Purchasers          Amount (1)      Amount (2)     Amount    Percentage     Warrants
--------------------------------------       ---------------   -----------   ----------  ----------   -------------
Northwestern Mutual Series Fund, Inc. for        $   .75          $   .69      $  1.44       0.66%          32,686
 the High Yield Bond Portfolio*
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Stated Principal Amount of 9 3/8% Notes:
$          -0-
----------------
Stated Principal Amount of 10 1/2%
 Notes:
$     2,000,000
----------------

Credit Suisse First Boston Corporation           $ 29.48          $ 26.88      $ 56.36      25.97%          29,309
11 Madison Avenue, 4th Floor
New York, New York  10010
Stated Principal Amount of 9 3/8% Notes:
$   32,453,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   35,930,000
----------------

Whippoorwill Associates, Inc., as general        $ 30.42          $ 27.72      $ 58.14      26.79%       1,319,713
 partner and/or agent for the parties set
 forth on Schedule A hereto in the
 percentages noted thereon
11 Martine Avenue
White Plains, New York 10606
Stated Principal Amount of 9 3/8% Notes:
$   37,855,000
----------------
Stated Principal Amount of 10 1/2% Notes:
$   31,410,000
----------------
                                   Total:        $113.52          $103.48      $217.00     100.00%       3,675,659
                                                 -------          -------      -------                   ---------

----------------
* The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio are affiliated entities for purposes of clauses (a) and (k) of Section 5 and clause (iii) of Section 6.

(1)The "Rights Exercise Commitment Amount", for each Standby Purchaser, shall mean an amount equal to the product of (i) the Subscription Price (which is subject to adjustment as provided in Section 4(f) of the Standby Commitment Letter) and (ii) the number of Rights issuable in respect of an amount of Allowed Unsecured Claims derived from the principal amount of 9 3/8% Notes and the 10 1/2% Notes indicated under the Standby Purchaser's name on this Annex I held by such Standby Purchaser on the date hereof. The dollar amounts set forth under Column A are estimates provided for illustrative purposes only, based on the assumptions that (x) there is a total of $475 million of Allowed Unsecured Claims, (y) there is no Rights Reserve (as defined in the Plan) and (z) the aggregate amount of Subordinated Noteholder Claims (as defined in the Plan) is $441,819,762.

(2)The "Unexercised Rights Commitment Amount", for each Standby Purchaser, shall mean an amount equal to (i) the Total Commitment Amount indicated in Column C for such Standby Purchaser less (ii) the Rights Exercise Commitment Amount for such Standby Purchaser. The dollar amounts set forth under Column B are estimates provided for illustrative purposes only, based on the estimates set forth in Column A.

                                                                      SCHEDULE A
                                                                      ----------

                                                       (DOLLARS IN MILLIONS)
                                                         PERCENTAGE OF                        UNEXERCISED
                                                           TOTAL FACE        RIGHTS EXERCISE    RIGHTS         TOTAL
                                          FACE AMOUNT       AMOUNT OF          COMMITMENT     COMMITMENT    COMMITMENT    COMMITMENT
                ACCOUNT                    OF CLAIM           CLAIM              AMOUNT         AMOUNT        AMOUNT      PERCENTAGE
----------------------------------------  -----------  --------------------  ---------------  -----------  -------------  ----------
President & Fellows of Harvard College      $18.60            26.85%              $ 8.12         $ 4.91       $13.03        22.41%
The Rockefeller Foundation                    6.79             9.81%                2.95           3.85         6.80        11.69%
Vega Partners II, L.P.                        7.84            11.32%                3.40           4.25         7.65        13.15%
Vega Partners III, L.P.                      20.47            29.55%                8.95           3.97        12.92        22.22%
Vega Partners IV, L.P.                        5.52             7.97%                2.43           8.89        11.33        19.48%
Vega Offshore Fund Trust                      9.99            14.42%                4.53           1.86         6.39        10.99%
The Whippoorwill Profit Sharing Plan          0.06             0.09%                0.03              -         0.03         0.05%
                                            ------                                ------         ------       ------
TOTAL                                       $69.27           100.00%              $30.42         $27.72       $58.14       100.00%
                                            ======                                ======         ======       ======